SUPPLEMENT DATED FEBRUARY 25, 2021 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2020
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN INDEX, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors Low Carbon Energy ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on February 24, 2021, the Board of Trustees of the Trust considered and unanimously approved: (i) changing the Fund’s benchmark index from the Ardour Global IndexSM (Extra Liquid) to the MVIS Global Low Carbon Energy Index; (ii) changing the Fund’s investment objective; and (iii) changing the Fund’s principal investment strategy.

The Board of Trustees of the Trust has approved a change to the Fund’s investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global IndexSM (Extra Liquid). Effective on or after April 26, 2021 (the “Effective Date”), the Fund will seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS Global Low Carbon Energy Index (the “Low Carbon Energy Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.

In connection with this change, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

Effective on the Effective Date, all references in the Fund’s Summary Prospectus, Prospectus and SAI to the “Ardour Global IndexSM (Extra Liquid)” will be deleted and replaced with the “MVIS Global Low Carbon Energy Index.”

In connection with the change to the Fund’s benchmark index, investment objective and principal investment strategy, on the Effective Date, the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its total assets in stocks of low carbon energy companies. Such companies may include small- and medium-capitalization companies and foreign issuers. “Low carbon energy companies” refers to companies primarily engaged in renewable energy, including renewable energy production, alternative fuels, electric vehicles, and related technologies and building materials (such as advanced batteries). Renewable energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources and that may reduce the global carbon footprint. It includes power derived principally from bio-fuels (such as ethanol), wind, solar, hydro, hydrogen, and geothermal sources and also includes lithium-ion batteries, fuel cells, and the various technologies that support the production, use and storage of these sources. As of December 31, 2020, the Low Carbon Energy Index included 57 securities of companies with a market capitalization range of between approximately $2 billion and $669 billion and a weighted average market capitalization of $96 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Low Carbon Energy Index by investing in a portfolio of securities that generally replicates the Low Carbon Energy Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Low Carbon Energy Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Low Carbon Energy Index. The Fund normally invests at least 80% of its total assets in securities that comprise the Low Carbon Energy Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Low Carbon Energy Index concentrates in an industry or group of industries. As of December 31, 2020, the Fund was concentrated in the utilities sector, and each of the consumer discretionary, industrials, and information technology sectors represented a significant portion of the Fund.

Additionally, the section entitled “ARDOUR GLOBAL INDEXSM (EXTRA LIQUID)” in the Prospectus is hereby deleted and replaced with the following:

MVIS GLOBAL LOW CARBON ENERGY INDEX

The Low Carbon Energy Index is a rules based index intended to give investors a means of tracking the overall performance of renewable energy companies which may include, but is not limited to: wind, solar, hydro, hydrogen, bio-fuel or geothermal technology, lithium-ion batteries, electric vehicles and related equipment, waste-to-energy production, smart grid technologies, or building or industrial materials that reduce carbon emissions or energy consumption.

To be initially eligible for the Low Carbon Energy Index, (i) companies must generate at least 50% of their revenues, operating activity or energy generation capacity from renewable energy (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

The Low Carbon Energy Index is the exclusive property of MV Index Solutions GmbH (“MVIS”) (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Low Carbon Energy Index. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Low Carbon Energy Index to third parties. VanEck Vectors Low Carbon Energy ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Low Carbon Energy ETF.

The Low Carbon Energy Index is reconstituted and rebalanced quarterly. MVIS may delay or change a scheduled rebalancing or reconstitution of the Low Carbon Energy Index or the implementation of certain rules at its sole discretion.

Additionally, the section entitled “License Agreements and Disclaimers” in the Prospectus and SAI with respect to the Fund is hereby deleted in its entirety and replaced with the following:

The Adviser has entered into a licensing agreement with MVIS to use the Low Carbon Energy Index.

Shares of the Fund are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the securities market. The Index is determined and composed by MVIS without regard to the Adviser or the Shares of the Fund. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of the Fund into consideration in determining or composing the Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

The MVIS Indices are the exclusive property of MVIS, which has contracted with Solactive AG to maintain and calculate the MVIS Indices. Solactive AG uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the MVIS Indices to third parties including but not limited to investors and/or financial intermediaries of the financial instrument.

MVIS Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MVIS Indices and/or its trade mark or its price at any time or in any other respect. The MVIS Indices are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the MVIS Indices to third parties including but not limited to investors and/or financial intermediaries of the MVIS Index ETFs. Neither publication of the MVIS Indices by Solactive AG nor the licensing of the MVIS Indices or its trade mark for the purpose of use in connection with the MVIS Index ETFs constitutes a recommendation by Solactive AG to invest capital in the MVIS Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MVIS Index ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the MVIS Index ETFs.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX, OR THE FUND, OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please retain this supplement for future reference.